UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Information Required in Proxy Statement

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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☐	Soliciting Material Under Rule 14a-12.

              ISSG, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ISSG, INC.

5715 Lemona Avenue

Van Nuys, California 91411

(818) 988-5532

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

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TO BE HELD ON September 6, 2006

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Dear ISSG, Inc. Stockholder:

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We will hold the Annual meeting of Stockholders of ISSG, Inc. on September 6, 2006, at 10:00 a.m., local time, at the offices of Securities Law Institute, 770 E. Warm Springs Road, Suite 250, Las Vegas, Nevada 89119 for the following purposes:

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1.

To elect a new Board of Directors for ISSG to hold office until the next annual Stockholder’s meeting, (current nominations are for Joseph Mangiapane, Jr., Terence Davis, Brad Bunch, James Udel, and Craig Triance);

2.	To amend ISSG’s Certificate of Incorporation to change its corporate name to “Rubicon Financial Incorporated”.
3.	To reaffirm Malone & Bailey, PC as auditors for the next year;
4.	To transact such other business as may properly come before the Annual meeting or any adjournment or postponement.

The Board of Directors has determined that the Proposals are fair to, and in the best interests of, the ISSG Stockholders and unanimously recommends that you vote “FOR” the Proposals.

Only ISSG Stockholders of record at the close of business on August 1, 2006 are entitled to notice of and to vote at the Annual meeting or any adjournment or postponement thereof. A complete list of the Stockholders entitled to vote at the Annual meeting or any adjournments or postponements of the Annual meeting will be available at and during the Annual meeting.

The information contained in this letter is only a summary of the actions to be voted on at the Annual Meeting and is not meant to be complete and exhaustive. You are encouraged to read the attached proxy statement, including its exhibits, in its entirety for further information regarding the proposals.

YOUR VOTE IS IMPORTANT. TO ASSURE THAT YOUR SHARES ARE REPRESENTED AT THE ANNUAL MEETING, YOU ARE URGED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY TO THE COMPANY, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON. YOU MAY REVOKE YOUR PROXY IN THE MANNER DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT ANYTIME BEFORE IT HAS BEEN VOTED AT THE ANNUAL MEETING. IF YOU RETURN A PROXY WITHOUT SPECIFYING A CHOICE ON THE PROXY, THE PROXY WILL BE VOTED “FOR” THE PROPOSALS. IT MAY BE POSSIBLE FOR YOU TO VOTE IN PERSON AT THE ANNUAL MEETING EVEN IF YOU HAVE RETURNED A PROXY. PLEASE REVIEW THE PROXY STATEMENT FOR MORE INFORMATION.

By Order of the Board of Directors

Terence Davis

PRESIDENT

5715 Lemona Avenue

Van Nuys, California 91411

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August 17, 2006

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ISSG, INC.

PROXY STATEMENT

FOR ANNUAL MEETING OF STOCKHOLDERS

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September 6, 2006

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This statement is furnished in connection with the solicitation by the Board of Directors of ISSG, Inc. (hereinafter “ISSG” or the “Company”) of proxies in the accompanying form for the Annual Meeting of Stockholders to be held on Wednesday, September 6, 2006 at 10:00 a.m. and at any adjournment thereof.

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This proxy statement and the enclosed form of proxy were first sent to stockholders on or about August 18, 2006.

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If the form of proxy enclosed herewith is executed and returned as requested, it may nevertheless be revoked at any time prior to exercise by filing an instrument revoking it or a duly executed proxy bearing a later date.

Solicitation of proxies will be made by mail and by ISSG’s officers and directors at ISSG’s expense. ISSG will reimburse brokerage firms, banks, trustees and others for their actual out-of-pocket expenses in forwarding proxy material to the beneficial owners of its common stock.

As of the close of business on August 1, 2006, the record date for the Annual Meeting, ISSG had outstanding and entitled to vote 10,739,573 shares of Common Stock. Each share of Common Stock is entitled to one vote per share on all matters submitted to a vote of ISSG’s stockholders. Only stockholders of record at the close of business on August 1, 2006 are entitled to vote at the Annual Meeting or at any adjournment thereof.

The presence at the meeting, in person or by proxy, of the holders of Common Stock holding in the aggregate a majority of the voting power of ISSG’s stock entitled to vote shall constitute a quorum for the transaction of business. A majority of the votes properly cast upon any question by the stockholders attending the meeting, in person or by proxy, shall decide the question. Abstentions and broker non-votes will count for purposes of establishing a quorum, but will not count as votes cast for the election of Directors or any other question and accordingly will have no effect.

Stockholders who send in proxies but attend the meeting in person may vote directly if they prefer and withdraw their proxies or may allow their proxies to be voted with the similar proxies sent in by other stockholders.

THE ANNUAL MEETING

Time, Place and Date

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We are furnishing this proxy statement to ISSG Stockholders in connection with the solicitation of proxies by the ISSG Board of Directors for use at the Annual meeting of Stockholders of ISSG to be held on September 6, 2006, at 10:00 a.m., local time, at the offices of Securities Law Institute, 770 E. Warm Springs Road, Suite 250, Las Vegas, Nevada 89119, or any adjournment or postponement thereof, pursuant to the enclosed Notice of Annual Meeting of Stockholders.

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Purpose of the Meeting

At the Annual meeting, holders of ISSG common stock of record as of the close of business on August 1, 2006 will be eligible to vote upon the following proposals:

PROPOSAL 1.     Election of Directors:

Our Stockholders elect the members of the Board of Directors annually. Current nominations are for Joseph Mangiapane, Jr., Terence Davis, Brad Bunch, James Udel, and Craig Triance. The election of our directors requires a plurality of the votes cast in person or by proxy at the meeting. The nominees have consented to their nomination to the Board of Directors, and will serve if elected. However, if any nominee should become unavailable for election, the accompanying proxy will be voted for the election of our current directors as shall be recommended by the Board of Directors, or will be voted in favor of holding a vacancy to be filled by the director. The Company has no reason to believe that any of the nominees will be unavailable.

The following information is provided regarding the nominees for election to the Board of Directors.

Joseph Mangiapane, Jr., is a new nominee to the board of directors. Mr. Mangiapane has been a senior registered options principal, compliance registered options principal, stockholder and a registered representative with Advantage Investment Strategies, Inc., an NASD registered broker/dealer, since 2005.  From 2004 to 2005, Mr. Mangiapane was a stockbroker for Finance 500. From 2000 to 2004, Mr. Mangiapane owned and managed a restaurant in Orange County, California.  From 1992 to 2000, Mr. Mangiapane was a stockholder, director, senior registered options principal, compliance registered options principal, and a registered representative with Tradeway Securities Group in Irvine, California.  From 1989 to 1992, Mr. Mangiapane was a stockbroker for Malone & Associates. From 1987 to 1989, Mr. Mangiapane was an investment banker and senior institutional trader with Paine Webber’s Sexton Group, and from 1986 to 1987, he was an investment banker Sexton Group, then a part of Drexel Burnham Lambert. Mr. Mangiapane’s father is the president and director of Dial-A-Cup, a wholly owned subsidiary of the Company, and is the patent holder for the Dial-A-Cup beverage system.

Terence Davis, is President and a Director of the Company. Mr. Davis has served as President and a Director of the Company since February of 2004. Mr. Davis is the owner of Golden Saw Construction since 1986. From 1991 through 1997 Mr. Davis served as President and a Director of InvestAmerica, Inc., a Nevada company.

Brad Bunch, is a Director of the Company. Mr. Bunch received his Juris Doctor from the University of San Diego School of Law in 1969. From 1982 to the present, Mr. Bunch has worked for Automotive Systems Group, Inc. in Alhambra, California. Mr. Bunch serves as the CEO Managing Director of all phases of the automotive niche marketing company. Mr. Bunch established a global customer base and coordinated purchases and product movement from over 250 global suppliers operating with company wide budgeting. From 1981 to the present, Mr. Bunch has served as Counsel for the Law Offices of McCollum & Bunch in Fresno, California. The law office deals with all phases of business transactions, mergers and acquisitions, environmental issues, corporate, joint ventures, with emphasis on business solutions.

James Udel, is a Director of the Company. Mr. Udel received his BA in Photojournalism from Tarrant County College in Ft. Worth, Texas in 1982. Mr. Udel is the owner of Udel Brothers Studios, a photography company since 1985. From 1980 to the present Mr. Udel has worked for Mark Brinbaum Productions in Dallas, Texas. Mr. Udel has shot stills on over 100 commercials, including Six Flags, Dr. Pepper, Pizza Hut, Dallas Cowboys and Ford Motor Company.

Craig Triance, is a Director of the Company. Mr. Triance received his Juris Doctor from the J.D. Loyola Law School of Los Angeles, California in 1992. From 1995 to the present Mr. Triance has served as the Principal Attorney for the Law Offices of Craig Triance in San Dimas, California. Mr. Triance’s legal background includes civil and probate litigation, estate planning and probate. Mr. Triance has also formed and served as general counsel for several dozen California and Nevada corporations. From 2000 through 2003, Mr. Triance wrote a monthly legal matters column for the San Dimas Community News.

The Board of Directors has concluded that Messrs. Bunch, Udel and Triance are considered independent Directors in accordance with the director independence standards of the American Stock Exchange, and has determined that none of them has a material relationship with ISSG which would impair his independence from management or otherwise compromise his ability to act as an independent director.

When the accompanying proxy is properly executed and returned, the shares it represents will be voted in accordance with the directions indicated thereon or, if no direction is indicated, the shares will be voted in favor of the election of the three nominees identified above. ISSG expects each nominee to be able to serve if elected, but if any nominee notifies ISSG before this meeting that he is unable to do so, then the proxies will be voted for the remainder of those nominated and, as designated by the Directors, may be voted (i) for a substitute nominee or nominees, or (ii) to elect such lesser number to constitute the whole Board as equals the number of nominees who are able to serve.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF ALL NOMINEES.

Audit Committee and Financial Expert

We do not have an Audit Committee, our directors perform some of the same functions of an Audit Committee, such as: recommending a firm of independent certified public accountants to audit the annual financial statements; reviewing the independent auditors independence, the financial statements and their audit report; and reviewing management’s administration of the system of internal accounting controls. The Company does not currently have a written audit committee charter or similar document.

We have no financial expert. We believe the cost related to retaining a financial expert at this time is prohibitive. Further, because of our start-up operations, we believe the services of a financial expert are not warranted.

Nominating Committee

We do not have a Nominating Committee or Nominating Committee Charter. Our Board of Directors performs some of the functions associated with a Nominating Committee. We have elected not to have a Nominating Committee in that we have limited resources and a limited number of board members. The Board is in the process of evaluating the establishment of a Nominating Committee.

Director Nomination Procedures

At present, the Board participates in discussions regarding nominees for Directors. The Board has determined that it is appropriate for all members of the Board to participate in the selection of Directors since all of the Board members will work and interact with each nominee and each director brings unique skills and experience to the process of evaluating personnel. Our Directors approved the selection of the nominees for Directors named in this proxy statement.

Generally, nominees for Directors are identified and suggested by the members of the Board or management using their business networks. The Board has not retained any executive search firms or other third parties to identify or evaluate director candidates in the past and does not intend to in the near future. In selecting a nominee for director, the Board considers the following criteria:

1.

whether the nominee has the personal attributes for successful service on the Board, such as demonstrated character and integrity; experience at a strategy/policy setting level; managerial experience dealing with complex problems; an ability to work effectively with others; and sufficient time to devote to the affairs of ISSG;

2.

whether the nominee has been the chief executive officer or senior executive of a public company or a leader of a similar organization, including industry groups, universities or governmental organizations;

3.

whether the nominee, by virtue of particular experience, technical expertise or specialized skills or contacts relevant to ISSG’s current or future business, will add specific value as a Board member; and

4.	whether there are any other factors related to the ability and willingness of a new nominee to serve, or an existing Board member to continue his service.

The Board has not established any specific minimum qualifications that a candidate for director must meet in order to be recommended for Board membership. Rather the Board will evaluate the mix of skills and experience that the candidate offers, consider how a given candidate meets the Board’s current expectations with respect to each such criterion and make a determination regarding whether a candidate should be recommended to the stockholders for election as a director. During 2005, ISSG received no recommendation for Directors from its stockholders.

ISSG will consider for inclusion in its nominations of new Board of Director nominees proposed by stockholders who have held at least 1% of the outstanding voting securities of ISSG for at least one year. Board candidates referred by such stockholders will be considered on the same basis as Board candidates referred from other sources. Any stockholder who wishes to recommend for ISSG’s consideration a prospective nominee to serve on the Board of Directors may do so by giving the candidate’s name and qualifications in writing to ISSG’s Secretary at the following address: 5715 Lemona Avenue, Van Nuys, California 91411.

Stockholder Communications with the Board of Directors

Stockholders who wish to communicate with the Board or a particular director may send a letter to the Secretary of the Corporation at 5715 Lemona Avenue, Van Nuys, California 91411. The mailing envelope must contain a clear notation indicating that the enclosed letter is a “Stockholder-Board Communication” or “Stockholder-Director Communication.” All such letters must identify the author as a stockholder and clearly state whether the intended recipients are all members of the Board or just certain specified individual Directors. The Secretary will make copies of all such letters and circulate them to the appropriate director or Directors.

Code of Ethics

A code of ethics relates to written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely and understandable disclosure in reports and documents that are filed with, or submitted to, the Commission and in other public communications made by an issuer;
(3)	Compliance with applicable governmental laws, rules and regulations;
(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5)	Accountability for adherence to the code.

We have not adopted a corporate code of ethics that applies to our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

Our decision to not adopt such a code of ethics results from our having only one officer and four directors operating as the management for the Company. We believe that as a result of the limited interaction which occurs having such a small management structure for the Company eliminates the current need for such a code, in that violations of such a code would be reported to the party generating the violation.

Current Officers and Directors

The following table sets forth the names and positions of our executive officers and directors. Directors will be elected at our annual meeting of stockholders and serve for one year or until their successors are elected and qualify. Officers are elected by the Board and their terms of office are, except to the extent governed by employment contract, at the discretion of the Board.

Name	Age	Title
Terence Davis	57	President and Director
Brad Bunch	61	Director
James Udel	45	Director
Craig Triance	43	Director

Terence Davis, is President and a Director of the Company. Mr. Davis has served as President and a Director of the Company since February of 2004. Mr. Davis is the owner of Golden Saw Construction since 1986. From 1991 through 1997 Mr. Davis served as President and a Director of InvestAmerica, Inc., a Nevada company.

Brad Bunch, is a Director of the Company. Mr. Bunch received his Juris Doctor from the University of San Diego School of Law in 1969. From 1982 to the present, Mr. Bunch has worked for Automotive Systems Group, Inc. in Alhambra, California. Mr. Bunch serves as the CEO Managing Director of all phases of the automotive niche marketing company. Mr. Bunch established a global customer base and coordinated purchases and product movement from over 250 global suppliers operating with company wide budgeting. From 1981 to the present, Mr. Bunch has served as Counsel for the Law Offices of McCollum & Bunch in Fresno, California. The law office deals with all phases of business transactions, mergers and acquisitions, environmental issues, corporate, joint ventures, with emphasis on business solutions.

James Udel, is a Director of the Company. Mr. Udel received his BA in Photojournalism from Tarrant County College in Ft. Worth, Texas in 1982. Mr. Udel is the owner of Udel Brothers Studios, a photography company since 1985. From 1980 to the present Mr. Udel has worked for Mark Brinbaum Productions in Dallas, Texas. Mr. Udel has shot stills on over 100 commercials, including Six Flags, Dr. Pepper, Pizza Hut, Dallas Cowboys and Ford Motor Company.

Craig Triance, is a Director of the Company. Mr. Triance received his Juris Doctor from the J.D. Loyola Law School of Los Angeles, California in 1992. From 1995 to the present Mr. Triance has served as the Principal Attorney for the Law Offices of Craig Triance in San Dimas, California. Mr. Triance’s legal background includes civil and probate litigation, estate planning and probate. Mr. Triance has also formed and served as general counsel for several dozen California and Nevada corporations. From 2000 through 2003, Mr. Triance wrote a monthly legal matters column for the San Dimas Community News.

Limitation of Liability of Directors

Pursuant to our Certificate of Incorporation, we have agreed to indemnify our directors to the fullest extent permitted by Delaware General Corporate Law. Under General Delaware Corporate Law, other than in actions brought by or in the right of the corporation, such indemnification would apply if it were determined in the specific case that the proposed indemnitee acted in good faith and in a manner such person reasonably believed in or not opposed to be in the best interests of the corporation and, with respect to any criminal proceeding, if such person had no reasonable cause to believe that the conduct was unlawful. To the extent that any director has been successful on the merits or otherwise in defense of any action, suit, proceeding, as discussed herein, whether civil, criminal, administrative, or investigative, such person must be indemnified against reasonable expenses incurred by such person in connection therewith. A Certificate of Incorporation does not eliminate or limit the liability of a director for acts or omissions that involve intentional misconduct or a knowing violation of law by a director. Additionally, General Delaware Corporate Law does not affect the availability of equitable remedies such as an injunction or rescission based upon a director’s breach of his duty of care.

Election of Directors and Officers

Directors are elected to serve until the next annual meeting of stockholders and until their successors have been elected and qualified. Officers are appointed to serve until the meeting of the Board of Directors following the next annual meeting of stockholders and until their successors have been elected and qualified.

No Executive Officer or Director of the Corporation has been the subject of any Order, Judgment, or Decree of any Court of competent jurisdiction, or any regulatory agency permanently or temporarily enjoining, barring suspending or otherwise limiting him from acting as an investment advisor, underwriter, broker or dealer in the securities industry, or as an affiliated person, director or employee of an investment company, bank, savings and loan association, or insurance company or from engaging in or continuing any conduct or practice in connection with any such activity or in connection with the purchase or sale of any securities.

No Executive Officer or Director of the Corporation has been convicted in any criminal proceeding (excluding traffic violations) or is the subject of a criminal proceeding which is currently pending.

No Executive Officer or Director of the Corporation is the subject of any pending legal proceedings.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires our executive officers and directors, and persons who beneficially own more than ten percent of our common stock, to file initial reports of ownership and reports of changes in ownership with the SEC. Executive officers, directors and greater than ten percent beneficial owners are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. All reports required by Section 16(a) were filed in connection with the securities issuances to our officers and directors during fiscal 2005.

Executive Compensation

The following table sets forth the cash compensation of our executive officer Terence Davis.

Summary Compensation Table

Name and Principal Position	Year	Annual Compensation			Long Term Compensation
		Salary	Bonus	Other Annual Compen- sation	Awards		Payouts	All other compensation
					Restricted Stock	Securities Underlying Options / SARs (#)	LTIP payouts
Terence Davis, President	2005 2004 2003	$0 $0 $0	$0 $0 $0	$0 $0 $0	0 0 0	0 0 0	0 0 0	0 0 0

Compensation Committee

We currently do not have a compensation committee of the board of directors. However, the board of directors may establish a compensation committee once the company is no longer in its development stage, which would consist of inside directors and independent members. Until a formal committee is established, our Board of Directors, will review all forms of compensation provided to our executive officers, directors, consultants and employees including stock compensation and loans.

Termination of Employment

There are no compensatory plans or arrangements, including payments to be received from the Company, with respect to any person named in Cash Consideration set out above which would in any way result in payments to any such person because of his resignation, retirement, or other termination of such person’s employment with the Company, or any change in control of the Company, or a change in the person’s responsibilities following a change in control of the Company.

Report of Compensation Committee

We currently do not have a compensation committee of the board of directors. Until a formal committee is established our entire board of directors will review all forms of compensation provided to our executive officers, directors, consultants and employees including stock compensation.

Board of Directors Report on Executive Compensation

The Board of Directors has no existing policy with respect to the specific relationship of corporate performance to executive compensation. The Board has set executive compensation at what the Board considered to be the minimal levels necessary to retain and compensate the officers of the company for their activities on the Company’s behalf.

Security Ownership of Certain Beneficial Owners and Management

The following table presents information, to the best of our knowledge, about the beneficial ownership of our common stock on March 21, 2006, held by those persons known to beneficially own more than 5% of our capital stock and by our directors and executive officers. The percentage of beneficial ownership for the following table is based on 10,737,773 shares of common stock outstanding as of March 21, 2006.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and does not necessarily indicate beneficial ownership for any other purpose. Under these rules, beneficial ownership includes those shares of common stock over which the stockholder has sole or shared voting or investment power. It also includes (unless footnoted) shares of common stock that the stockholder has a right to acquire within 60 days after March 21, 2006 through the exercise of any option, warrant or other right. The percentage ownership of the outstanding common stock, however, is based on the assumption, expressly required by the rules of the Securities and Exchange Commission, that only the person or entity whose ownership is being reported has converted options or warrants into shares of our common stock.

Security Ownership of Management

Name of Beneficial Owner (1)	Number of Shares	Percent of Outstanding Shares of Common Stock (2)
Terence Davis, President and Director	0	0%
Brad Bunch, Director	0	0%
James Udel, Director	0	0%
Craig Triance, Director	0	0%
Directors and Officers as a Group	0	0%
1.

As used in this table, “beneficial ownership” means the sole or shared power to vote, or to direct the voting of, a security, or the sole or shared investment power with respect to a security (i.e., the power to dispose of, or to direct the disposition of, a security). The address of each person is care of the Company.

Security Ownership of Certain Beneficial Owners

Name of Beneficial Owner (1)	Number of Shares	Percent of Class (2)
Timothy McDermott 224 Grassmere Ave. Oakdale, NY 11769	10,000,100	93%
Beneficial Owners as a Group	10,000,100	93%
1.

As used in this table, “beneficial ownership” means the sole or shared power to vote, or to direct the voting of, a security, or the sole or shared investment power with respect to a security (i.e., the power to dispose of, or to direct the disposition of, a security).

2.	Figures are rounded to the nearest percent.

PROPOSAL 2. Amending the Certificate of Incorporation to Change the Corporate Name to Rubicon Financial Incorporated:

In July 2002, we changed our corporate name from Art World Industries, Inc. to ISSG, Inc. as a result of a merger with ISSG, Inc., a Nevada corporation. This merger was subsequently unwound, however, we continued to keep the ISSG name. For the last several years we have continued to operate under the name ISSG, however, our Board of Directors believes it is important that our corporate name be reflective of our future business objectives.

Accordingly, on July 24, 2006, our Board unanimously approved “Rubicon Financial Incorporated” as our corporate name which requires amendment of our Certificate of Incorporation, which upon proper filing with the Secretary of State of Delaware, will change our name to “Rubicon Financial Incorporated.” A copy of the amendment to our Certificate of Incorporation is attached as Exhibit A.

Upon effectiveness of the name change, certificates for shares of the Company’s common stock issued under ISSG, Inc.’s name will continue to represent the same interest in the Company under the new name. It will not be necessary for stockholders to exchange their company stock certificates, although stockholders may exchange their certificates if they wish, at their sole expense.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL.

PROPOSAL 3. Reaffirm the appointment of Malone & Bailey, PC as auditors for the next year:

Our board of directors has selected Malone & Bailey, PC as our independent auditor for the current fiscal year, and the board is asking shareholders to ratify that selection. Although current law, rules, and regulations require our independent auditor to be engaged, retained, and supervised by the board of directors in the absence of an audit committee, our board considers the selection of the independent auditor to be an important matter of shareholder concern and is submitting the selection of Malone & Bailey for ratification by shareholders as a matter of good corporate practice.

The affirmative vote of holders of a majority of the shares of common stock represented at the meeting is required to approve the ratification of the selection of Malone & Bailey as our independent auditor for the current fiscal year.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL.

INDEPENDENT PUBLIC ACCOUNTANTS

Malone & Bailey, PC served as the Company’s principal independent public accountants for fiscal year 2005 and McKennon, Wilson & Morgan, LLP, served as the Company’s principal independent public accountants for fiscal year 2004. Representatives from Malone & Bailey will not be present at the meeting of stockholders. Therefore, they will not be making a statement and will not be available to respond to any questions.

Aggregate fees billed to the Company for the year ended December 31, 2005 by Malone & Bailey, PC and by McKennon, Wilson & Morgan, LLP for the year ended December 31, 2004 were as follows:

Audit Fees

The aggregate fees billed for professional services rendered by Malone & Bailey, PC for the audit of our annual financial statements and review of the financial statements included in our Form 10-QSB or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for 2005 were $10,000.

The aggregate fees billed for professional services rendered by McKennon, Wilson & Morgan, LLP, for the audit of our 2004 annual financial statements and review of the financial statements included in our Form 10-QSB, prior to changing of accountants, or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for 2005 and 2004 were $1,800 and $8,908, respectively.

Audit Related Fees

NONE

Tax Fees

NONE

All other Fees

NONE

Board of Directors acting as Audit Committee

We have not appointed a formal Audit Committee, therefore, our entire Board of Directors serves as the Audit Committee, which has complied with the requirement to engage and approve in advance the audit of ISSG’s financial statements and has approved of Malone & Bailey, PC as our independent auditors for the year ended December 31, 2005. The requirement that the Audit Committee pre-approve certain engagements by our independent auditors became effective as of May 6, 2003, or thereafter as set forth in new SEC rules, and ISSG has not engaged our independent auditors for any work other than the audit of our financial statements since such requirement became effective. ISSG has not yet completed formalizing our pre-approval policies and procedures, but will comply with all required applicable rules and procedures.

PROPOSAL 4. Other Matters:

As of the date of this statement your management knows of no business to be presented to the meeting that is not referred to in the accompanying notice, other than the approval of the minutes of the last Annual Meeting of Stockholders, which action will not be construed as approval or disapproval of any of the matters referred to in such minutes. As to other business that may properly come before the meeting, it is intended that proxies properly executed and returned will be voted in respect thereof at the discretion of the person voting the proxies in accordance with their best judgment, including upon any stockholder proposal about which ISSG did not receive timely notice.

Expenses of Proxy Solicitation

The principal solicitation of proxies will be made by mail. Expense of distributing this Proxy Statement to Stockholders, which may include reimbursement to banks, brokers and other custodians for their expenses in forwarding this Proxy Statement, will be borne exclusively by ISSG.

Revocation and Use of Proxies

The enclosed proxy is solicited on behalf of the ISSG Board of Directors. A Stockholder giving a proxy has the power to revoke it at any time before it is exercised by (i) delivering a written notice revoking the proxy to ISSG before the vote at the Annual meeting; (ii) executing a proxy with a later date and delivering it to ISSG before the vote at the Annual meeting; or (iii) attending the Annual meeting and voting in person. Any written notice of revocation should be delivered to the attention of Securities Law Institute, 770 E. Warm Springs Road, Suite 250, Las Vegas, Nevada 89119. Attendance at the Annual meeting without casting a ballot will not, by itself, constitute revocation of a proxy.

Subject to proper revocation, all shares of ISSG common stock represented at the Annual meeting by properly executed proxies received by ISSG will be voted in accordance with the instructions contained in such proxies. Executed, but unmarked, proxies will be voted “FOR” approval of the Proposals.

Adjournments or Postponements

Although it is not expected, the Annual meeting may be adjourned or postponed for the purpose of soliciting additional proxies. Any adjournment or postponement of the Annual meeting may be made without notice, other than by an announcement made at the Annual meeting, by approval of the holders of a majority of the votes present in person or represented by proxy at the Annual meeting, whether or not a quorum exists. Any adjournment or postponement of the Annual meeting for the purpose of soliciting additional proxies will allow ISSG Stockholders who have already sent in their proxies to revoke them at any time prior to their use.

Annual Report

A copy of the 2005 Form 10-KSB report as required to be filed with the Securities and Exchange Commission, excluding exhibits, will be mailed to stockholders without charge upon written request to: Terence Davis, President, ISSG, Inc., 5715 Lemona Avenue, Van Nuys, California 91411. Such request must set forth a good-faith representation that the requesting party was either a holder of record or a beneficial owner of Common Stock of ISSG on August 1, 2006. Exhibits to the Form 10-KSB will be mailed upon similar request and payment of specified fees. The 2005 Form 10-KSB is also available through the Securities and Exchange Commission’s World Wide Web site (www.sec.gov).

  Proposals of Stockholders

Any stockholder proposal intended to be considered for inclusion in the proxy statement for presentation at the 2006 Annual Meeting must be received by ISSG by March 31, 2006. The proposal must be in accordance with the provisions of Rule 14a-8 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934. It is suggested the proposal be submitted by certified mail -- return receipt requested. Stockholders who intend to present a proposal at the 2006 Annual Meeting without including such proposal in ISSG’s proxy statement must provide ISSG notice of such proposal no later than March 15, 2006. ISSG reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

Where You Can Find More Information

We file annual, quarterly and special reports and other information with the SEC that can be inspected and copied at the public reference facility maintained by the SEC at 100 F Street, N.E., Room 1580, Washington, D.C. 20549-0405. Information regarding the public reference facilities may be obtained from the SEC by telephoning 1-800-SEC-0330. Our filings are also available through the SEC’s Electronic Data Gathering Analysis and Retrieval System which is publicly available through the SEC’s website (www.sec.gov). Copies of such materials may also be obtained by mail from the public reference section of the SEC at 100 F Street, N.E., Room 1850, Washington, D.C. 20549-0405 at prescribed rates.

Stockholders may obtain documents by requesting them in writing or by telephone from ISSG at the following address: 5715 Lemona Avenue, Van Nuys, California 91411.

You should rely only on the information contained in this proxy statement. We have not authorized anyone to provide you with information that is different from what is contained in this proxy statement. This proxy statement is dated August 17, 2006. You should not assume that the information contained in this proxy statement is accurate as of any date other than that date.

By order of the Board of Directors

Terence Davis,

Chairman

Van Nuys, California

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August 17, 2006

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ISSG, INC.

PROXY

Annual Meeting of Stockholders

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September 6, 2006

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The undersigned appoints The Board of Directors of ISSG, Inc. with full power of substitution, the attorney and proxy of the undersigned, to attend the annual meeting of Stockholders of ISSG, Inc., to be held September 6, 2006, beginning at 10:00 a.m., local time, at the offices of Securities Law Institute, 770 E. Warm Springs Road, Suite 250, Las Vegas, Nevada 89119 and at any adjournment thereof, and to vote the stock the undersigned would be entitled to vote if personally present, on all matters set forth in the Proxy Statement to Stockholders dated August 17, 2006, a copy of which has been received by the undersigned, as follows:

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1.	Vote	☐	Withhold Vote	☐

for the election of the following nominees as directors of the Company, to serve until the next annual meeting and until their successors are elected and qualify:

Joseph Mangiapane, Jr.

Terence Davis

Brad Bunch

James Udel

Craig Triance

Please indicate the names of those for whom you are withholding your vote:

2.	Vote	☐	Withhold Vote	☐

for approving the amendment to ISSG’s Certificate of Incorporation to change its corporate name to “Rubicon Financial Incorporated”.

3.	Vote	☐	Withhold Vote	☐

for the reaffirmation of Malone & Bailey, PC as auditors for the next year.

4.            In there discretion, upon any other matter that may properly come before the meeting or any adjournment hereof.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFIC INDICATIONS ABOVE. IN THE ABSENCE OF SUCH INDICATIONS, THIS PROXY, IF OTHERWISE DULY EXECUTED, WILL BE VOTED FOR EACH OF THE MATTERS SET FORTH ABOVE.

Date ___________________________, 2006         Number of Shares

Please sign exactly as

your name appears on

your stock certificate(s).

If your stock is issued in	Signature

the names of two or more                                     Print Name Here:

persons, all of them must

sign this proxy. If signing

in representative capacity,	Signature

please indicate your title.                                       Print Name Here:

PLEASE SIGN AND RETURN THIS PROXY PRIOR TO SEPTEMBER 5, 2006.

Mail To:
ISSG, Inc.

C/O Securities Law Institute

770 E. Warm Springs Road

Suite 250

Las Vegas, Nevada 89119

Exhibit A

CERTIFICATE OF AMENDMENT OF

CERTIFICATE OF INCORPORATION OF

ISSG, INC.

a Delaware corporation

ISSG, INC., a corporation organized and existing under the General Corporation Law of the State of Delaware (the “General Corporation Law”)

DOES HEREBY CERTIFY:

FIRST: That on July 24, 2006, the Board of Directors duly adopted a resolution proposing to amend the Certificate of Incorporation of this corporation, declaring said amendment to be advisable and in the best interest of this corporation and its stockholders, and the stockholders of this corporation consented to the resolutions setting forth the proposed amendment, which resolutions are as follows:

RESOLVED, that the Certificate of Incorporation of this Corporation be amended by amending ARTICLE I to read as follows:

ARTICLE I

The name of this corporation shall be:

RUBICON FINANCIAL INCORPORATED

SECOND: The foregoing amendment was approved by the holders of the requisite number of shares of said corporation in accordance with Section 228 and 242 of the General Corporation Law.

THIRD: That said amendments were duly adopted by the Board of Directors on July 24, 2006 in accordance with the provisions of Section 141(f) of the General Corporation Law.

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IN WITNESS WHEREOF, this Certificate of Amendment of Certificate of Incorporation has been signed by the President of this corporation as of September 6, 2006.

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By: __________________________
Terence Davis, President